Exhibit 10.5
FOCUS IMPACT ACQUISITION CORP.
250 Park Avenue Ste 911
New York, NY, 10177

October 27, 2021

Focus Impact Sponsor, LLC
250 Park Avenue Ste 911
New York, NY, 10177

Ladies and Gentlemen:

This letter agreement will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Focus Impact Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination and (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”):

i.
Focus Impact Sponsor, LLC (the “Sponsor”) shall take steps directly or indirectly to make available to the Company, at 250 Park Avenue Ste 911, New York, NY, 10177 (or any successor location), certain office space, secretarial and administrative services as may be required by the Company from time to time. In exchange therefor, the Company shall pay Sponsor (or an affiliate thereof at the direction of the Sponsor) the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date; and

ii.
Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind (a “Claim”) in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO, and hereby irrevocably waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by the parties hereto.

The parties may not assign this letter agreement and any of their rights, interests, or obligations hereunder without the consent of the other party.

This letter agreement shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles that will apply the laws of another jurisdiction.

This letter agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this letter agreement. The words “execution,” “signed,” “signature,” and words of like import in this letter agreement or in any other certificate, agreement or document related to this letter agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[Signature Page Follows]

Very truly yours,

FOCUS IMPACT ACQUISITION CORP.

By:	/s/ Carl Stanton
	Name:	Carl Stanton
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

FOCUS IMPACT SPONSOR, LLC

By:	Carl Stanton
Its:	Managing Member

By:	/s/ Carl Stanton
Name:	Carl Stanton

[Signature page to Administrative Services Agreement]